Purchase Order*

The Purchase Order number must appear on all Invoices, Packages and associated documents

PO No.:	847711
Rev. No.:	8
Page:	1 of 5
PO Date:	01-MAY-14
Rev Date:	01-DEC-14
Supplier Phone:	(800) 365-6066
Supplier Fax:	352-372-8963

Supplier
PERMA FIX ENVIRONMENTAL SERVICES
1940 N W 67TH PL
GAINSVILLE,FL 32653
United States
Contact: S J (TIBBY) SNIPES II

Ship To:
United States Enrichment Corp
5600 Hobbs Road
Kevil, KY 42053
US

Bill to:
United States Enrichment Corp
Attn: Accounts Payable Dept.
P.O. Box 528, MS-6006
Piketon, OH 45661
US

Buyer	Buyer's Phone	Buyer's Fax	Buyer's email	Payment Terms	Ship Via	F.O.B.	Freight Terms
V Alley	(740) 897-2229	740-897-4057	alleyvj@centrusenergy.com	2/10 NET 30	Seller's Option		Delivered

Authorized Signature: /s/Vicki Alley Date 12-1-14

F.O.B. Point

Award made per Permafix's Proposal Numbers 2014-04-1512 and 2014-04-1526 to USEC dated April 11, 2014. Line 3 is per Proposal Number 2014-07-1543 dated July 1, 2014.
ACCEPTANCE OF CONTRACT: REVISION 8

The Contractor hereby accepts this Contract as set forth herein. Acceptance of this Contract is expressly limited to the terms and conditions of the contract. See enclosed for additional terms and conditions.

By: /s/ Amy D. Weldon
(Signature)

Name and Title: /s/ Amy D. Weldon, Sr. Contracts Administrator

Date: 12/2/14

REVISION 8 (12-1-14)
Moved $*** from PO Line # 6 to PO Line # 7 due to Centrus required accounting changes. The Total PO NTE Amount of $*** remains unchanged.
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REVISION 7 (11-14-14)
Increased PO Line # 6 by $*** from $*** to $***
Changed buyer from C. Tidwell to V. Alley

Purchase Order

The Purchase Order number must appear on all Invoices, Packages and associated documents

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REVISION 6: 9-29-14
Revision 6 included the following:
1) Added requisition 925641 as line item 6 and added $***
2) Increased the overall budget from $*** to $***
3) All other conditions shall remain the same.

END OF REVISION NUMBER 6

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REVISION 5: 8-18-14
Revision 5 included the following:
1) Added requisition 925135 as line item 5 and added $***
2) Increased the overall budget from $*** to $***
3) Extended the Period of Performance through December 31, 2014.
4) All other conditions shall remain the same.

END OF REVISION NUMBER 5

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REVISION 4: 8-12-14
Revision 4 included the following:
1) Added requisition 925065 as line item 4 and added $***
2) Increased the overall budget from $*** to $***
3) All other conditions shall remain the same

END OF REVISION NUMBER 4

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REVISION 3: 7-2-14
REVISION 3 included the following:
1) Added requisition 924521 as line item 3 and added $***
2) Increased the overall budget from $*** to $***
3) All other conditions shall remain the same.

END OF REVISION NUMBER 3

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REVISION 2: 6-24-14
REVISION 2 included the following:
1) Administrative Change: Modified POET information for items 1 and 2.
2) All other conditions shall remain the same.

END OF REVISION NUMBER 2

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REVISION 1: 6-03-14
REVISION 1 included the following:
1) Changed Payment Terms from Net 30 to 2/10 Net 30.
2) Added Permafix's proposal Number 2014-04-1526 to contract. Note, this material was part of the original bid. However, it was not numbered in the bid.

3) Modified Payment for Services to read as follows

Line Item # 1; Process and dispose of waste from the C-400 dip tanks: Payment will be broken down to 70% paid upon receipt of waste at vendor's facility, 20% paid upon receipt of certification of treatment and 10 percent paid upon receipt of signed manifest from disposal site.

Line Item # 2; Remove waste and clean dip tanks in C-400 as directed by SOW 811-1207: Item will be invoiced and paid per the following milestones:
$*** will be invoiced and paid upon PO execution.
$*** will be invoiced and paid at the start of mobilization.
$*** will be invoiced and paid at the schedule's midpoint of onsite effort.
$*** will be invoiced and paid at commencement of demobilization.
INCORPORATED INTO AND MADE PART OF THIS PURCHASE ORDER ARE THE FOLLOWING SPECIAL TERMS AND CONDITIONS:

1. Statement of Work No. SOW-811-1209 Revision No. 0, dated April 22, 2014.
2. Perma Fix's proposals 2014-04-1512 and 2014-04-1526 dated April 11, 2014.

Any State of Ohio or Commonwealth of Kentucky sales or use taxes applicable to this Contract will be paid by the Corporation to the state/commonwealth on a direct payment permit (Ohio Direct Payment #98-002678 or Kentucky #030811).

Direct all shipments to the address set forth above. Deliveries should be made between the hours of 9:00 a.m. to 2:00 p.m., Monday – Friday, holidays excepted.

NOTE: THE CONTRACT NUMBERS MUST APPEAR ON ALL INVOICES.

Contractor hereby agrees that no person subject to an active Nuclear Regulatory Commission (NRC) enforcement action will be employed in the performance of this Contract. A listing of the persons subject to active NRC enforcement actions may be viewed at http://www.nrc.gov/reading-rm/doc-Collections/enforcement/actions/individuals. The Contractor shall include this requirement in all subcontracts under this Contract.

This Contract constitutes the contract between Contractor and the Corporation, subject to and including the terms set forth herein and on the attached Terms and Conditions, Form UE-307 (2/28/14) with Alternatives #2 and #4.

PAYMENT FOR SERVICES
Payment for the services set forth in this Contract shall be in accordance with the price(s) established herein. Payment for services and material will be contingent upon acceptance by the Corporation and receipt of a proper invoice which is acceptable to the Corporation and will be made according to the payment terms set forth elsewhere in this Contract.

Line Item # 1; Process and dispose of waste from the C-400 dip tanks: Payment will be broken down to 70% paid receipt of waste at vendor's facility, 20% paid upon receipt of certification of treatment and 10 percent paid upon receipt of signed manifest from disposal site.

Purchase Order

The Purchase Order number must appear on all Invoices, Packages and associated documents

Line Item #2; Remove waste and clean dip tanks in C-400 as directed by SOW 811-1207: Item will be invoiced and paid per the following milestones:
$*** will be invoiced and paid upon PO execution.
$*** will be invoiced and paid at the start of mobilization.
$*** will be invoiced and paid at the schedule's midpoint of onsite effort.
$*** will be invoiced and paid at commencement of demobilization.

WASTE DISPOSAL/RECYCLING

(a) The Contractor shall have obtained and shall comply with all applicable federal, state and local laws, regulations, permits, orders, licenses or approvals, as required by law to perform the services set forth herein. In the case where final permits have not been received, but applications have been submitted, interim approvals or permit shields (i.e. Title V air permitting) may be deemed to meet this requirement at the sole discretion of the Corporation. The Contractor shall allow the Corporation access to, and copies of any records (including regulatory compliance inspection reports) necessary to confirm compliance with the above. The facility permit or approval must allow the Contractor's facility to accept the type and amounts of waste or recyclable materials set forth herein. Any facility that has been found "unacceptable" by the United States Environmental Protection Agency (USEPA) under 40 CFR Section 300.44(b) is not approved by use under this Contract.

(b) The Contractor shall immediately notify the Buyer of any permit modifications or changes that affect the processing or management of waste/recyclables under this Contract.

(c) The Corporation shall have the right to inspect/audit the Contractor's facility to ensure compliance with this Contract and/or to determine if the facility is suitable for the handling of Corporation waste/recyclables. The Contractor shall provide access to Corporation employees at all reasonable times to work areas and to the Contractor's records or work performed under this Contract (including access to all pertinent documents). The Corporation shall treat all Contractor records as proprietary information and will disclose information obtained from these records only to Corporation and Government officials with a "need to know" to comply with applicable Corporation procedures and federal, state, and local laws, rules, regulations, codes and standards applicable to the services under this Contract.

(d) The requirements of this Paragraph shall be included in all subcontracts for waste/recycling services.

Line#	Item No. / Description	Delivery Date	Qty	U/M	Cost	Extension
1	Process and dispose of waste from the C-400 dip tanks. See attachments: SOW and Quote	30-OCT-14	6,325,000.00	JOB	$***	$***
2	Remove waste and clean dip tanks in C-400 as directed by SOW 811-1207. See attachments: SOW and Quote		675,000.00	JOB	$***	$***
		30-OCT-14	194,197.00	JOB		

Purchase Order

PO No.:	847711
Rev. No.:	8
Page:	5 of 5

The Purchase Order number must appear on all Invoices, Packages and associated documents

Line#	Item No. / Description	Delivery Date	Qty	U/M	Cost	Extension
		30-OCT-14	480,803.00	JOB		
3	LAB PACK SERVICES TO CHARACTERIZE, PACKAGE AND PREPARE SHIPPING FOR HAZARDOUS MATERIAL AT USEC AS DIRECTED BY SOW 811-1210 REVISION 0, DATES JULY 2, 2014	30-OCT-14	40,000.00	JOB	$***	$***
4	LAB PACK SERVICES TO CHARACTERIZE, PACKAGE AND PREPARE SHIPPING FOR HAZARDOUS MATERIAL AT USEC AS DIRECTED BY SOW 811-1210.	30-OCT-14	16,000.00	JOB	$***	$***
5	Process and dispose of waste from the C-400 dip tanks. See attachments: SOW and Quote	31-DEC-14	749,000.00	JOB	$***	$***
6	Increase PO 847711 – Process and dispose of waste from the C-400 dip tanks. This increase for up to 60 additional drums of waste.	31-DEC-14	417,600.00	JOB	$***	$***
7	Increase PO 847711 – Process and dispose of waste from the C-400 dip tanks	31-DEC-14	657,000.00	JOB	$***	$***

Total - $***